Harbor Emerging Markets Debt Fund Summary Prospectus – March 1, 2014	Institutional Class HAEDX Administrative Class HREDX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2014, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks to maximize total return, which consists of income on its investments and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Institutional Class	Administrative Class
Redemption Fee (applicable on shares held less than 90 days)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Administrative Class
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.77%	0.77%
Total Annual Fund Operating Expenses	1.62%	1.87%
Expense Reimbursement[1]	0.67%	0.67%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.95%	1.20%
[1]

The Adviser has contractually agreed to limit the Fund’s operating expenses to 0.95% and 1.20% for the Institutional Class and Administrative Class, respectively, through February 28, 2015. Only the Board of Trustees may modify or terminate this agreement.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional	$97	$446	$818	$1,865
Administrative	$122	$523	$949	$2,136

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was 125%.

Principal Investment Strategy

Principal Style Characteristics: Emerging market fixed income securities

The Fund invests primarily in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps (including currency swaps, interest rate swaps, total return swaps, credit default swaps and others, in which the Fund may be either the buyer or the seller)) that economically are tied to countries with emerging securities markets, are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund considers emerging market countries as those identified by the World Bank Group as being “low income economies” or that are included in a J.P. Morgan emerging market bond index. It is anticipated that the Fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund’s emerging market fixed income investments may include, among other things, sovereign debt securities, corporate debt securities, structured notes, convertible securities, securities issued by supranational organizations, fixed and floating rate commercial loans, securitized loan participations, Rule 144A securities, non-U.S. currencies, forward currency contracts and other foreign currency transactions and derivatives, and other instruments related to these types of securities. The Fund may utilize derivative instruments to a significant extent to hedge or gain exposure to emerging securities markets or emerging market currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

While the Fund may invest in securities denominated in non-U.S. currencies or the U.S. dollar, the Subadviser will normally seek to maintain a target weighting of 50% of the Fund’s

Summary Prospectus

HARBOR EMERGING MARKETS DEBT FUND

portfolio exposed to securities denominated in non-U.S. currencies (including currencies of emerging market countries) and 50% to securities denominated in U.S. dollars. However, the Subadviser may tactically increase or decrease the Fund’s exposure to securities denominated in non-U.S. or U.S. currencies depending upon the Subadviser’s views as to relative attractiveness of particular currencies relative to the U.S. dollar.

The Subadviser seeks capital appreciation through country selection, sector selection, security selection and currency selection. The Subadviser uses a “top-down” approach and allocates the Fund’s investments among various emerging market countries. In allocating among different countries, the following are some of the factors the Subadviser may consider:

•	Currency, inflation and interest rates and trends

•	Growth rate forecasts

•	Liquidity of a country’s debt markets

•	Fiscal policies

•	Political and economic outlook and

•	Tax environment

The Subadviser then selects those individual investments that the Subadviser believes to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented. The Subadviser engages in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in Emerging Markets Fixed Income Securities, which include derivative instruments that are economically tied to countries with emerging securities markets, are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ emerging markets, economies or ability to repay loans. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Credit Quality. The Fund may invest in securities of any credit rating (including unrated securities) and may invest without limit in higher risk, below investment-grade debt securities, commonly referred to as “high-yield” securities or “junk” bonds.

Maturity and Duration. The Fund normally maintains an average portfolio duration, as calculated by the Subadviser, of between 2 and 7 years. However, the Fund’s average duration may be outside this range, and the Fund may invest in securities of any duration and maturity. Average duration is a weighted average of all fixed income security durations in the Fund’s portfolio, and is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. If the Fund’s duration is longer than the market’s duration, the Fund would experience a greater change in the value of its assets when interest rates are rising or falling than would the market as a whole. The weighted average maturity of the Fund’s portfolio was 8.58 years as of December 31, 2013.

Principal Risks

There is no guarantee that the investment objective of the Fund will be achieved. Fixed income securities fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

Interest rate risk: As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the fixed income security will decrease in value by 5% if interest rates rise by 1%. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. Additionally, rising interest rates may lead to increased redemptions and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income holdings when the Subadviser may wish to sell or must sell to meet redemptions.

Emerging market securities risk: Because the Fund invests primarily in securities of emerging market issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.

Foreign securities risks are more significant in emerging market countries, such as those in Eastern Europe, Latin America and the Pacific Basin. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

The 2008 global economic crisis brought several European governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Liquidity risk: The market for emerging market bonds is less liquid than the market for U.S. investment-grade bonds. The Fund may at times have greater difficulty buying or selling specific emerging market bonds at prices the Subadviser believes are reasonable, which would be adverse to the Fund.

Summary Prospectus

HARBOR EMERGING MARKETS DEBT FUND

Market and Issuer risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political or regulatory developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event or adverse economic conditions may depress the value of a particular issuer’s securities or may increase the risk that issuers will not generate sufficient cash flow to service their debt obligations.

High-yield risk: There is a greater risk that the Fund will lose money because it invests in high-yield bonds. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

Credit risk: The issuer of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owed by the Fund could default on its obligation. This risk may be higher for below investment-grade securities.

Selection risk: The Subadviser’s judgment about the attractiveness, value and potential appreciation of a particular security may be incorrect.

Non-diversification risk: Because the Fund is non-diversified, which means it may invest a greater percentage of its assets in securities of a single issuer or in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. Some of those issuers may also present substantial credit or other risks.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the Fund’s performance for the past calendar year. When the Fund generates additional years of returns, the bar chart will show the volatility — or variability — of the Fund’s annual total returns over time and how the Fund’s performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks and potential rewards of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborfunds.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

The Fund’s best and worst calendar quarters during this time period were:

	Total Return	Quarter/Year
Best Quarter	7.39%	1st/2012
Worst Quarter	-7.91%	3rd/2011

Average Annual Total Returns — As of December 31, 2013

	One Year	Five Years	Ten Years	Life of Fund
Institutional Class (inception date 05-01-2011)
Before Taxes	-9.95%	N/A	N/A	-0.12%
After Taxes on Distributions	-11.04%	N/A	N/A	-1.43%
After Taxes on Distributions and Sale of Fund Shares	-5.60%	N/A	N/A	-0.55%
Administrative Class (inception date 05-01-2011)
Before Taxes	-10.18%	N/A	N/A	-0.37%
Comparative Index (reflects no deduction for fees, expenses or taxes)
50% JPM EMBI Diversified/50% JPM GBI-EMGD	-7.08%	N/A	N/A	2.44%
JPM EMBI Diversified	-5.25%	N/A	N/A	6.00%
JPM GBI-EMGD	-8.98%	N/A	N/A	-1.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax exempt shareholders or shareholders who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

Portfolio Management

Investment Adviser

Harbor Capital Advisors, Inc.

Subadviser

Stone Harbor Investment Partners LP

Stone Harbor Investment Partners LP has subadvised the Fund since its inception on May 1, 2011.

Summary Prospectus

HARBOR EMERGING MARKETS DEBT FUND

Portfolio Managers

Peter J. Wilby, CFA Stone Harbor Investment Partners LP

Mr. Wilby is Chief Investment Officer at Stone Harbor Investment Partners LP and has co-managed the Fund since its inception in 2011.

Pablo Cisilino Stone Harbor Investment Partners LP

Mr. Cisilino is a Portfolio Manager at Stone Harbor Investment Partners LP and has co-managed the Fund since its inception in 2011.

James E. Craige, CFA Stone Harbor Investment Partners LP

Mr. Craige is a Portfolio Manager at Stone Harbor Investment Partners LP and has co-managed the Fund since its inception in 2011.

Angus Halkett, Ph.D., CFA Stone Harbor Investment Partners LP

Mr. Halkett is a Portfolio Manager at Stone Harbor Investment Partners LP and has co-managed the Fund since 2012.

David A. Oliver, CFA Stone Harbor Investment Partners LP

Mr. Oliver is a Portfolio Manager at Stone Harbor Investment Partners LP and has co-managed the Fund since its inception in 2011.

William Perry Stone Harbor Investment Partners LP

Mr. Perry is a Portfolio Manager at Stone Harbor Investment Partners LP and has co-managed the Fund since 2012.

Buying and Selling Fund Shares

Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.

By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	Harborfunds.com

Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Type of Account	Institutional Class	Administrative Class*
Regular	$1,000	$50,000
Individual Retirement Account (IRA)	$1,000	N/A
Custodial (UGMA/UTMA)	$1,000	N/A
*	Limited only to eligible retirement plans and financial intermediaries. There is no minimum investment for qualified retirement plans and Section 457 plans.

Tax Information

Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

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Harbor Funds.

Summary Prospectus
March 1, 2014

Harbor Emerging Markets Debt Fund

Institutional Class	Administrative Class
HAEDX	HREDX

FD.P.35.EMD.0314

Harbor Funds.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302